                                        Exhibit 10.1.1
FIRST AMENDMENT
TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and dated as of the 27th day of July, 2021, by and among THE MACERICH PARTNERSHIP, L.P., a limited partnership organized under the laws of the state of Delaware (the “Borrower”); THE MACERICH COMPANY, a Maryland corporation, as a guarantor (“MAC”); THE SUBSIDIARIES OF THE BORROWER LISTED ON THE SIGNATURE PAGES HERETO (the “Subsidiary Guarantors” and, together with MAC, the “Guarantors”); THE LENDERS PARTY HERETO; and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”)
RECITALS
A.    Pursuant to that certain Credit Agreement dated as of April 14, 2021, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent (as Modified from time to time, the “Credit Agreement”), the Lenders agreed to make certain credit facilities available to the Borrower on the terms and subject to the conditions set forth therein. Initially-capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Credit Agreement.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto (constituting Required Lenders) desire to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
1.    Amendments to Credit Agreement. Effective as of the date hereof, the definition of “Permitted Investment” in Section 12.1 of the Credit Agreement is hereby amended by deleting the word “unencumbered” appearing in clause (e) thereof.
2.    Amendment Effective. This First Amendment shall become effective upon receipt by the Administrative Agent of fully executed counterparts to this First Amendment by the Borrower, the Guarantors and Required Lenders.
3.    Reaffirmation of Loan Documents. All of the terms, provisions and conditions of the Credit Agreement, as Modified hereby, and the other Loan Documents (including, without limitation, each Guaranty and each Security Document) are hereby ratified and confirmed in all respects by the Borrower, the Guarantors, the Lenders and the Administrative Agent. Without limiting the foregoing, the Borrower and the Guarantors hereby affirm and agree that the execution and delivery by the Borrower and the Guarantors of, and the performance by the Borrower and the Guarantors of their
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respective obligations under, this First Amendment shall not in any way Modify (except as expressly set forth herein), impair, invalidate or otherwise affect any of the obligations of the Borrower Parties or the rights of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document or any other document or instrument made or given by the Borrower Parties in connection therewith, and that the “Obligations” shall include all obligations of the Borrower under the Credit Agreement as Modified hereby.
4.    Agreement Controlling. In the event of any conflict between the terms of the Credit Agreement and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Credit Agreement and, except as specifically Modified hereby, the terms of the Credit Agreement shall remain unaffected and unchanged by reason of this First Amendment. This First Amendment constitutes a Loan Document.
5.    Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York.
6.    Captions. The captions and headings of this First Amendment are for convenience of reference only and shall not affect the construction of this First Amendment.
7.    Counterparts; Electronic Execution. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.
BORROWER:
THE MACERICH PARTNERSHIP, L.P.,
a Delaware limited partnership

By:    The Macerich Company,
    a Maryland corporation,
    Its general partner

    By: /s/ Scott W. Kingsmore
     Name:    Scott W. Kingsmore
     Title:    Senior Executive Vice President,
        Chief Financial Officer and Treasurer

GUARANTOR:
THE MACERICH COMPANY,
a Maryland corporation

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title: Senior Executive Vice President,
         Chief Financial Officer and Treasurer

[Macerich Credit Agreement - First Amendment]

SUBSIDIARY GUARANTORS:
Desert Sky Mall LLC
East Mesa Adjacent LLC
East Mesa Mall L.L.C.
La Cumbre Adjacent Parcel GP LLC
Macerich Biltmore CI, LLC
Macerich Biltmore OPI, LLC
Macerich Cottonwood Holdings LLC
Macerich Desert Sky Mall Holdings LLC
Macerich Fresno Adjacent GP Corp.
Macerich Holdings LLC
Macerich La Cumbre GP LLC
Macerich Management Company
Macerich North Park Mall LLC
Macerich SanTan Estrella Holdings Pledgor LLC
Macerich South Park Mall LLC
Macerich Southridge Mall LLC
Macerich Stonewood Holdings LLC
Macerich Stonewood, LLC
Macerich Superstition Adjacent Holdings LLC
Macerich Superstition Mall Holdings LLC
Macerich Superstition Springs Power Center LLC
Macerich Valle Vista Holdings LLC
Macerich Valley River Center LLC
Macerich Washington Square Petaluma Holdings LLC
Macerich Whittwood Holdings GP Corp.
MVRC Holding LLC
Railhead Associates, L.L.C.
SM Eastland Mall, LLC
SM Valley Mall, LLC
TWC Scottsdale Corp.
Westcor Realty Limited Partnership
Wilton Mall, LLC
Wilton SPC, Inc.
WM Inland Investors IV GP LLC

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer

[Macerich Credit Agreement - First Amendment]

La Cumbre Adjacent Parcel LP
La Cumbre Adjacent Parcel SPE LP

By:    La Cumbre Adjacent Parcel GP LLC,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
Macerich Fresno Adjacent LP

By:    Macerich Fresno Adjacent GP Corp.,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
Macerich La Cumbre LP
Macerich La Cumbre SPE LP

By:    Macerich La Cumbre GP LLC,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer

[Macerich Credit Agreement - First Amendment]

Macerich Whittwood Holdings LP

By:    Macerich Whittwood Holdings GP Corp.,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
Queens JV LP

By:    Queens JV GP LLC
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
WM Inland Investors IV LP

By:    WM Inland Investors IV GP LLC,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
WM Inland LP

By:    Macerich Inland GP LLC,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
[Macerich Credit Agreement - First Amendment]

Macerich Lubbock Limited Partnership

By:    Macerich Lubbock GP Corp.,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
The Westcor Company Limited Partnership

By:    Westcor Realty Limited Partnership
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
The Westcor Company II Limited Partnership

By:    Macerich TWC II Corp.,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
Sarwil Associates II, L.P.

By:    MACWPII LLC,
    its general partner

By:    /s/ Scott W. Kingsmore
    Name: Scott W. Kingsmore
    Title:     Senior Executive Vice President,
            Chief Financial Officer and Treasurer
[Macerich Credit Agreement - First Amendment]

[Macerich Credit Agreement - First Amendment]

LENDERS AND AGENTS:
DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:    /s/ Darrell L. Gustafson
Name:    Darrell L. Gustafson
Title:     Managing Director

By:    /s/ Murray Mackinnon
Name:    Murray Mackinnon
Title:     Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Ming K. Chu
Name:    Ming K. Chu
Title:     Director

By:    /s/ Marko Lukin
Name:    Marko Lukin
Title:     Vice President

[Macerich Credit Agreement - First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Jaime Gitler
Name:    Jaime Gitler
Title:     Executive Director
[Macerich Credit Agreement - First Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Dan Martis
Name:    Dan Martis
Title:    Authorized Signatory

[Macerich Credit Agreement – First Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:    /s/ Brian MacFarlane
Name:    Brian MacFarlane
Title:    Authorized Signatory

[Macerich Credit Agreement – First Amendment]